                                                                   Exhibit 24(e)

                                Power of Attorney

         The undersigned, in the capacities set forth on Exhibit A hereto, hereby constitutes and appoints John W. Jordan II, Thomas H. Quinn, Gordon L. Nelson and Norman R. Bates, and each of them, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-4 being filed by the entities set forth on Exhibit A hereto related to the 13% Senior Secured Notes co-issued by JII Holdings, LLC and JII Holdings Finance Corporation (the "Registration Statement"), any and all amendments to the Registration Statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), with all exhibits thereto, and any and all documents in connection therewith, and to file the Registration Statement and such other documents with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                                                  /s/ Joseph S. Steinberg
                                                  ------------------------------
                                                      Joseph S. Steinberg

                                    EXHIBIT A

       NAME OF REGISTRANT                                         POSITION
       ------------------                                         --------
JII Holdings, LLC                                                 Manager
JII Holdings Finance Corporation                                  Director
Jordan Industries, Inc.                                           Director
JII LLC                                                           Manager